UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 1, 2017

LEAF GROUP LTD.

(Exact name of Registrant as specified in its charter)

Delaware	001- 35048	20-4731239
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

1655 26th Street Santa Monica, California	90404
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (310) 656-6253

Not Applicable

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ¨☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ¨☐

Item 2.01     Results of Operations and Financial Condition.

On May 1, 2017, Leaf Group Ltd. (the “Company”) acquired the assets of Deny Designs, a Colorado corporation, pursuant to an Asset Purchase Agreement, dated as of May 1, 2017 (the “Asset Purchase Agreement”), by and among the Company, Deny Designs (the “Seller”) and Dustin Nyhus (the “Seller Shareholder”) (the “Acquisition”). The purchase price for the Acquisition consisted of (i) $6,720,000 in cash paid at the closing, (ii) the issuance of 215,540 shares of the Company’s common stock, par value $0.0001 per share, in a private placement and (iii) $3,600,000 in deferred cash consideration payable in three installments of $1,200,000 on each of the first through third anniversary of the closing date (subject to reduction in certain circumstances) (the “Deferred Cash Consideration”). The first installment of the Deferred Cash Consideration will secure post-closing indemnification obligations of the Seller and/or post-closing adjustments to the purchase price.

The description of the above is qualified by the terms and conditions of the Asset Purchase Agreement, a copy of which is attached as Exhibit 2.1 hereto and incorporated by reference herein.

Item 2.02     Results of Operations and Financial Condition.

On May 4, 2017,  the “Company” issued a press release announcing financial results for its fiscal quarter ended March 31, 2017. The full text of the Company’s press release is attached as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

The information in this Item 2.02 of Form 8-K and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

The Company makes reference to certain non-GAAP financial measures and pro forma financial information in the press release, and will make reference to certain non-GAAP financial measures and pro forma financial information in its related earnings conference call. A reconciliation of these non-GAAP financial measures and pro forma financial information to the most directly comparable GAAP financial measures is contained in the attached press release.

Item 3.02     Unregistered Sales of Equity Securities.

On May 1, 2017, the Company issued 215,450 shares of the Company’s common stock as partial consideration of the Company's acquisition of Deny Designs, a home décor focused print-on-demand marketplace to complement our Society6 marketplace. These shares were issued in a private placement exempt from the registration requirements of the Securities Act of 1933, as amended (the "Securities Act"), in reliance on the exemptions set forth in Section 4(2) of the Securities Act and Rule 506 promulgated thereunder.

Item 8.01     Other Events.

On May 4, 2017, the Company issued a press release announcing the Acquisition. A copy of the press release is attached hereto as Exhibit 99.2 and is incorporated by reference herein.

Item 9.01     Financial Statements and Exhibits.

(d)     Exhibits

Exhibit No.	Description

2.1	Asset Purchase Agreement, dated as of May 1, 2017, by and among the Company, Deny Designs and Dustin Nyhus.

99.1	Press Release dated May 4, 2017.

99.2	Press Release dated May 4, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 4, 2017	LEAF GROUP LTD.

	By:	/s/ Daniel Weinrot
Daniel Weinrot
Executive Vice President and General Counsel

INDEX TO EXHIBITS

Exhibit No.	Description

2.1	Asset Purchase Agreement, dated as of May 1, 2017, by and among the Company, Deny Designs and Dustin Nyhus.

99.1	Press Release dated May 4, 2017.

99.2	Press Release dated May 4, 2017.